SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2020

EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

4500 Biscayne Blvd., Suite 340, Miami, Florida 33137

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 9, 2020, EVI Industries, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Yankee Equipment Systems, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), on the one hand, and Yankee Equipment Systems, Inc., a New Hampshire corporation (“YES”), Limoncelli Family 2020 Revocable Trust U/I/D June 29, 2020 (the “Seller”), and Peter Limoncelli, an individual residing in the State of New Hampshire (the “Principal”). Pursuant to the Merger Agreement, among other things, YES will merge with and into Merger Sub with the result that Merger Sub will continue as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

Subject to certain working capital and other adjustments, the consideration for the Merger will be equal to $13,500,000, consisting of: (a) $6,500,000 in cash, of which $2,025,000 (the “Escrow Amount”) will be deposited in an escrow account for no less than 18 months after the date of the closing of the Merger (subject to extension in certain circumstances), (b) 278,385 shares (the “Stock Consideration”) of the Company’s common stock, par value $0.025 per share (the “Common Stock”), and (iii) the Merger Sub will assume that certain the Note, dated as of April 31, 2020, between YES, as borrower, and TD Bank, NA, as lender, obtained in accordance with and pursuant to Section 1102 of the Coronavirus Aid, Relief, and Economic Security Act, Pub.L. 116–136 (03/27/2020) in the principal amount of $916,232.

The Merger Agreement contains representations, warranties and covenants customary for a transaction of its size and nature. Subject to certain limitations, the Company, on the one hand, and the Seller and the Principal, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters.

The Merger Agreement contains certain termination rights for the Company and the Merger Sub, on the one hand, and YES, the Seller and the Principal, on the other hand, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before December 31, 2020; and (iii) the non-performance of any material covenant or other agreement set forth in the Merger Agreement after an opportunity to cure in some cases.

Each of the Seller and Principal have agreed to vote all shares of Common Stock owned by them at any time during the period beginning on the date of the closing of the Merger and ending on the fifth anniversary of the closing of the Merger in accordance with the recommendations or directions of the Company’s board of directors and grant to the Company and its designees, an irrevocable proxy and power of attorney in furtherance thereof. The Merger Agreement contains certain transfer restrictions with respect to the shares of Common Stock held by the Seller and the Principal for a period beginning on the date of the closing of the Merger and ending on the fifth anniversary of closing of the Merger. Notwithstanding the foregoing, on the day immediately following the six-month anniversary of the closing of the Merger, 69,596 shares of Common Stock issued to Seller as the Stock Consideration will be released from the voting agreement and transfer restrictions described above.

The Company is subject to closing conditions, including, but not limited to, (i) the approval by the NYSE American of the listing of the Stock Consideration to be issued at the closing of the Merger; (ii) the accuracy of the representations and warranties of the parties; and (iii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Merger Agreement

The foregoing description of the Merger Agreement is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Merger Agreement, a copy of which will be filed with the Company’s next periodic report.

The Merger Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Merger Agreement, and in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Merger Agreement (which disclosures are not reflected in the Merger Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Stock Consideration will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Stock Consideration will not be a public offering for purposes of Section 4(a)(2) because of its being made only to the Seller, its status as an accredited investor, and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Stock Consideration and did not, and will not, offer any of the shares to the public in connection with the issuance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of EVI Industries, Inc., dated October 12, 2020.

Forward Looking Statements

Except for the historical matters contained herein, statements in this Current Report on Form 8-K re forward- looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of the Company, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, that the proposed merger with YES may not be accretive to the Company’s earnings or otherwise have a positive impact on the Company’s operating results or financial condition to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of YES and the Company’s plans with respect thereto, the risk that the conditions to closing the proposed merger may not be satisfied and that the proposed merger may not otherwise be consummated when expected, in accordance with the contemplated terms, or at all, and the risks related to the Company’s operations, results, financial condition, financial resources, and growth strategy, including the Company’s ability to find and complete other merger or acquisition opportunities, and the impact of any such mergers or acquisitions on the Company’s operations, results and financial condition. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, those disclosed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, filed with the SEC on September 14, 2020. Many of these risks and factors are beyond the Company’s control. In addition, past performance and perceived trends may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. The reader should not place undue reliance on any forward- looking statement, which speaks only as of the date made. The Company does not undertake to, and specifically disclaims any obligation to, update or supplement any forward-looking statement, whether as a result of changes in circumstances, new information, subsequent events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: October 15, 2020	By:	/s/ Robert Lazar
Robert Lazar,
Chief Financial Officer